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                                                                      EX-10.A(I)

                                    L E A S E

         THIS INDENTURE OF LEASE made as of the 1st day of January, 2001, by and between CAPITAL PROPERTIES, INC., a Rhode Island corporation (hereinafter referred to as "Landlord"), and METROPARK, LTD., a Rhode Island corporation (hereinafter referred to as "Tenant").


                          W I T N E S S E T H  T H A T:

         In consideration of the rents, covenants and agreements to be paid, kept and performed by Tenant, as hereinafter provided, Landlord hereby demises and leases to Tenant, and Tenant hereby hires and takes from Landlord the real property known as the parking garage adjacent to the Providence train station located on Parcel 7A in the Capital Center, in Providence, Rhode Island, as shown on a plan attached to this Lease as Exhibit A (hereinafter called the "Premises").

         TO HAVE AND TO HOLD the Premises, together with all rights, privileges, easements and appurtenances thereunto belonging and attaching, unto Tenant for a term of two (2) years (hereinafter called the "Term") commencing as of January 1, 2001, and ending on December 31, 2002.

         This Lease is made upon the covenants and agreements herein set forth on the part of the respective parties, all of which the parties respectively agree to observe and comply with during the term hereof.

        1. Rental.

           During the period from January 1, 2001 to December 31, 2001, Tenant shall pay to Landlord an annual rental of One Hundred Thirty-Eight Thousand Six Hundred ($138,600) Dollars payable in monthly installments of Eleven Thousand Five Hundred Fifty ($11,550) Dollars on the first day of each month without offset, deduction or abatement.

           During the period from January 1, 2002 to December 31, 2002, Tenant shall pay to Landlord an annual rental of One Hundred Forty Seven Thousand Six Hundred ($147,600) Dollars payable in monthly installments of Twelve Thousand Three Hundred Dollars ($12,300) Dollars on the first day of each month without offset, deduction or abatement.

        2. Utilities and Other Charges.

           Tenant will pay directly before the same become delinquent all charges, duties, rates, license and permit fees and other amounts of every description to which the Premises or any part thereof or any improvement thereon erected or used by Tenant may, during the term hereof, be assessed or become liable for electricity, refuse collection, telephone or any other utilities or services or any connection or meters therefor, whether assessed to or payable by Landlord or Tenant. Tenant will, within ten (10) days after receipt of written demand by Landlord, furnish Landlord with receipts or other evidence indicating that all such amounts have been paid. Provided, however, that Tenant shall only be responsible for those charges and assessments which are for the period of its occupancy of the Premises.

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        3. Taxes and Assessments.

           Landlord will pay and keep current the real estate taxes assessed against the premises .

        4. Compliance with Laws and Regulations.

           Tenant will at all times during the term hereof keep the Premises in good order and a strictly sanitary condition and observe and perform all laws, ordinances, orders, rules and regulations now or hereafter made by any governmental authority for the time being applicable to the Premises or any improvement thereon or use thereof, and with the orders, rules and regulations of the National Board of Fire Underwriters or similar organization so far as the same may relate to the use of the Premises, and will indemnify Landlord against all actions, suits, damages and claims by whomsoever brought or made by reason of the nonobservance or nonperformance of such laws, ordinances, orders, rules and regulations, or of this covenant. Nothing herein shall obligate the Tenant to construct any additional improvements on the Premises.

        5. Inspection.

           Tenant will permit Landlord and its agents at all reasonable times during the term hereof to enter the Premises and examine the state of repair and condition thereof, and the use being made of the same. Landlord may also enter upon the Premises to perform any repairs or maintenance which Tenant has failed to perform hereunder, and to show the premises to prospective purchasers, tenants and mortgagees in such a fashion not to unreasonably interfere with Tenant's business operations.

        6. Repair and Maintenance.

           Tenant will, at its own expense, from time to time and at all times during the term hereof, well and substantially repair, maintain, amend and keep the Premises, together with all fixtures and items of personal property used or useful in connection therewith, including the sprinkler system, with all necessary reparations and amendments whatsoever in as good order and condition as they now are or may be put in, reasonable wear and tear and damage by the elements and such unavoidable casualty against which insurance is not required hereunder excepted. Tenant will maintain the signs on the Premises. Tenant will have the benefit of all warranties pertaining thereto. Landlord will be responsible for any capital replacement or improvement.

        7. Use.

           Tenant shall use the Premises only for the operation of a parking garage and other accessories related to a parking garage which are approved by Landlord.

        8.  Notices re Premises.

           Landlord will forthwith furnish Tenant copies of any notices it receives regarding the Premises from any third parties which notices relate to the Tenant's use and occupancy of the Premises.

        9. Cancellation of Lease.

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           Either Landlord or Tenant may cancel this Lease upon thirty (30)
days' written notice to the other.

       10. Insurance.

           Tenant agrees to maintain at all times public liability insurance on an occurrence basis against all claims and demands for personal injury liability (including, without limitation, bodily injury, sickness, disease, and death) and damage to property which may be claimed to have occurred on the Land or in the Building in the event of injury to any number of persons or damage to property, arising out of any one occurrence, which shall, at the beginning of the Term, be at least equal to $1,000,000, and to name Landlord and any mortgagees and ground lessors designated by landlord as additional insured and furnish landlord with the certificates thereof; such insurance shall contain a provision that the Landlord, and each such mortgagee and ground lessor although named as an insured, shall nevertheless be entitled to recovery under said policy for any loss occasioned to it, its servants, agents and employees by reason of the negligence of the Tenant; all insurance required under the terms of this Lease shall be effected with insurers having a general policyholders rating of not less than A in Best's latest rating guide and shall not be canceled or modified without at least 30 days' prior written notice to each insured named therein. Tenant shall provide landlord with certificates of all insurance required to be carried by Tenant under the Lease at or prior to the Commencement Date and prior to the expiration of each such policy.

       11. Landlord's Costs and Expenses.

           If Tenant shall fail to comply with any of its obligations hereunder, landlord may, upon ten (10) days' prior written notice to Tenant (or without notice in case of emergency), take any such action as may be reasonably required to cure any such default by Tenant. Tenant will pay to Landlord, on demand, all costs and expenses, including reasonable attorneys' fees, incurred by Landlord in collecting any delinquent rents, or other charges payable by Tenant hereunder, or in connection with any litigation commenced by or against Tenant (other than condemnation proceedings) to which Landlord, without any fault on its part, shall be made a party. All such amounts owing to Landlord shall constitute additional rent hereunder.

       12.  Indemnification of Landlord.

                12.1. Tenant shall indemnify and save harmless Landlord (regardless of Tenant's covenant to insure) against and from any and all claims by or on behalf of any person or persons, firm or firms, corporation or corporations, arising from the use, occupancy, conduct or management of the Premises, unless done by or contributed to Landlord, any of its agents, contractors, servants, employees or licensees, and shall further indemnify and save Landlord harmless against and from any and all claims arising during the term hereof from any condition of the Premises, or arising from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed pursuant to the terms of this Lease, or arising from any act of Tenant or any of its agents, contractors, servants or employees to any person, firm or corporation occurring during the term hereof in or about the Premises or upon or under said areas, and from and against all costs, counsel fees, expenses or liabilities incurred in or about any such claim or action or proceeding brought thereon.

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                12.2. Tenant shall pay and indemnify Landlord against all legal costs and charges incurred in obtaining possession of the Premises after the default of Tenant or upon expiration or earlier termination of the term hereof, other than by reason of any default of Landlord, or in enforcing any covenant or agreement of Tenant herein contained.

       13. Liens.

                13.1. Tenant will not commit, suffer any act or neglect whereby the Premises or any improvements thereon or the estate of Landlord therein shall at any time during the term hereof become subject to any attachment, judgment, lien, charge or encumbrance whatsoever, except as herein expressly provided, and will indemnify and hold Landlord harmless from and against all loss, costs and expenses, including reasonable attorneys' fees, with respect thereto.

                13.2. If due to any act or neglect of Tenant, any mechanic's, laborer's or materialmen's lien shall at any time be filed against the premises or any part hereof, Tenant, within thirty (30) days after notice of the filing thereof shall cause the same to be discharged of record by payment, bonding or otherwise, and if Tenant shall fail to cause the same to be discharged, then Landlord may, in addition to any other right or remedy, cause the same to be discharged, either by paying the amount claimed to be due, or by procuring the discharge of such lien by deposit or by bonding proceedings, and all amounts so paid by landlord, together with all reasonable costs and expenses incurred in connection therewith, and together with interest thereon at the rate of ten percent (10%) per annum from the respective dates of payment, shall be paid by Tenant to Landlord, on demand, as additional rent hereunder.

                13.3. Nothing in this lease contained shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied by inference or otherwise, to any contractor, subcontractor, laborer, materialmen, architect or engineer for the performance of any labor or the furnishing of any materials or services for or in connection with the Premises or any part thereof. Notice is hereby given that Landlord shall not be liable for any labor or materials or services furnished or to be furnished to Tenant upon credit, and that no mechanic's or other lien for any such labor, materials, or services shall attach to or affect the fee or reversionary or other estate or interest of Landlord in the Premises of and in this Lease.

       14. Default.

                14.1. In the event that during the term hereof any of the following events shall occur (each of which shall be an "Event of Default");
                         (a) Tenant shall default in the payment of any
installment of the Rent for ten (10) days after the same shall become due, during which ten-day period Tenant may cure the default;
                         (b) Tenant or any permitted assignee of Tenant shall
(i) apply for or consent to an appointment of a receiver, a trustee or liquidator of it or of all or a substantial part of its assets; (ii) make a general assignment for the benefit of creditors; (iii) be adjudicated a bankrupt or insolvent; (iv) file a voluntary petition in bankruptcy or a petition or an answer

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seeking reorganization or an arrangement with creditors to take advantage of any insolvency law or an answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceeding or corporate action shall be taken by it for the purpose of effecting any of the foregoing;
                         (c) An order, judgment or decree shall be entered,
without the application, approval or consent of Tenant or any permitted assignee of Tenant by any court of competent jurisdiction, approving a petition seeking reorganization of Tenant or such assignee or appointing a receiver, trust or liquidator of Tenant or such assignee or of all or a substantial part of its assets and such order, judgment or decree shall continue unstayed and in effect for any period of sixty (60) consecutive days; or
                         (d) Any other default by Tenant in performing any of
its other obligations hereunder shall continue uncorrected for ten (10) days after receipt of written notice thereof from Landlord, during which period
Tenant or such assignee may cure the default; then landlord may, by giving written notice to Tenant, either (a) terminate this Lease, (b) re-enter the Premises by summary proceedings or otherwise, expelling Tenant and removing all of Tenant's property therefrom, and relet the Premises and receive the rent therefrom, or (c) exercise any other remedies permitted by law. Tenant shall also be liable for the reasonable cost of obtaining possession of and reletting the Premises and of any repairs and alterations or other payments necessary to prepare them for reletting. Any and all such amounts shall be payable to Landlord upon demand. Notwithstanding anything contained herein to the contrary, no termination of this Lease prior to the last day of the term hereof, except as provided in Section 15 hereof, shall relieve Tenant of its liability and obligations under this Lease, and such liability and obligations shall survive any such termination.


                14.2. In the event of any breach by Tenant of any of the covenants, agreements, terms or conditions contained in this Lease, Landlord shall be entitled to enjoin such breach or threatened breach and shall have the right to invoke any right and remedy allowed at law or in equity, or by statute or otherwise, as though reentry, summary proceedings and other remedies were not provided for in this Lease.

                14.3. Each right and remedy of Landlord provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease or now or hereafter existing, at law or in equity, or by statute or otherwise, and the exercise or beginning of the exercise by Landlord of any one or more of the rights or remedies provided for in this Lease, or now or hereafter existing at law or in equity, or by statute or otherwise, shall not preclude the simultaneous or later exercise by Landlord of any or all other rights or remedies provided for in this Lease, or now or hereafter existing at law or in equity, or by statute or otherwise.

       15. Eminent Domain.

           If the whole or any part of the demised premises shall be condemned or acquired by eminent domain for any public or quasi-public use or purpose, then the term of this Lease shall cease and terminate as of the date of vesting of title in such proceeding and all rentals shall be paid up to the date of the vacating of the premises by Tenant and Tenant shall have no claim against Landlord nor the condemning authority for the value of any unexpired term of this Lease.

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           In the event of any condemnation or taking as aforesaid, whether whole or partial, Tenant shall not be entitled to any part of the award paid for such condemnation and Landlord is to receive the full amount of such award, Tenant hereby expressly waiving any right or claim to any part thereof.

       16. Condition of Premises.

           Tenant represents that the Premises, has been examined by Tenant, and Tenant agrees that it will accept the same in the condition or state in which they, or any of them, now are, without representation or warranty, express or implied in fact or by law, by Landlord, and without recourse to Landlord as to the nature, condition or usability thereof, or the use or uses to which the Premises, or any part thereof, may be put.

       17.  Independent Covenants -- No Waiver.

                17.1. Each and every of the covenants and agreements contained in this Lease shall be for all purposes construed to be separate and independent covenants and the waiver of the breach of any covenant contained hereby by Landlord shall in no way or manner discharge or relieve Tenant from Tenant's obligation to perform each and every of the covenants contained herein.

                17.2. If any term or provision of this Lease or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and shall be enforced to the fullest extent permitted by law.

                17.3. The failure of Landlord to insist in any one or more cases upon the strict performance of any of the covenants of this Lease shall not be construed as a waiver or a relinquishment for the future of such covenant. A receipt by Landlord of rent with knowledge of the breach of any covenant hereof shall not be deemed a waiver of such breach, and no waiver by landlord of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by Landlord. All remedies to which landlord may resort under the terms of this Lease or by law provided shall be cumulative.

       18.  Subordination.

           This Lease and the rights of Tenant hereunder are subject and subordinate in all respects to all matters of record, including, without limitation, deeds and all mortgages which may now or hereafter be placed on or affect the Premises, or any part thereof, and/or Landlord's interest or estate therein, and to each advance made and/or hereafter to be made under any such mortgages, and to all renewals, modifications, consolidations, replacements and extensions thereof, and all substitutions.


       19.  Quiet Enjoyment.


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           Landlord covenants that Tenant, upon paying the rent and performing the covenants hereof on the part of Tenant to be performed shall and may peaceably and quietly have, hold and enjoy the Premises and all related appurtenances, rights, privileges and easements throughout the term hereof without any lawful hindrance by landlord and any person claiming by, through or under it.

       20. Return of Premises.

           At the expiration or other termination of the term hereof, Tenant will remove from the Premises its property and that of all claiming under it and will peaceably yield up to Landlord the Premises in as good condition in all respects as the same were at the commencement of this Lease, except for ordinary wear and tear, damage by the elements, by any exercise of the right of eminent domain or by public or other authority, or damage which Landlord is required herein to replace, restore or rebuild or damage for which no insurance is required hereunder.

       21. Holdover.

           Tenant agrees to pay to landlord twice the total of all rent then applicable for each month or portion thereof Tenant shall retain possession of the Premises or any part thereof after the termination of this Lease (unless and to the extent such holding over shall be pursuant to a written agreement between Landlord and Tenant), whether by lapse of time or otherwise, and also to pay all damages sustained by landlord on account thereof; the provisions of this subsection shall not operate as a waiver by Landlord of any right of re-entry provided in this Lease or under law. Tenant shall also pay all reasonable legal fees and damages incurred by Landlord as a result of such holdover.

       22. Limitation of Liability.

           Tenant shall neither assert nor seek to enforce any claim for breach of this Lease against any of Landlord's assets other than Landlord's interest in the Premises, and Tenant agrees to look solely to such interest for the satisfaction of any liability of Landlord under this Lease, it being specifically agreed that in no event shall landlord (which term shall include, without limitation, any of the officers, employees, agents, attorneys, trustees, directors, partners, beneficiaries, joint venturers, members, stockholders or other principals or representatives, disclosed or undisclosed, thereof) ever be personally liable for any such liability.

       24. No Recording of Lease.

           Tenant hereby acknowledges and agrees that it shall not record this Lease or any notice or memorandum of this Lease in any land evidence records or any other public record without the express prior written consent of Landlord. In the event of any such recording, Tenant shall be in default of this Agreement and Landlord shall have all rights and remedies available under law or in equity as a result of such recordation including, without limitation, the right to terminate this Lease.

       24. Assignment and Subletting.

           Tenant will not assign this Lease, in whole or in part, nor sublet all or any part of the Premises, nor license, nor pledge or encumber by mortgage or other instruments its interest in this Lease without landlord's prior written consent, which consent may be withheld by landlord

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in its sole and absolute discretion. This prohibition includes any subletting or assignment which would otherwise occur by operation of law, merger, consolidation, reorganization, transfer or other change of Tenant's corporate or trustee in any federal or state bankruptcy, insolvency, or other proceedings. Consent by landlord to any assignment or subletting shall not constitute a waiver of the foregoing prohibition with respect to any subsequent assignment or subletting.

       25. Use of Hazardous Material.

           Tenant shall not cause or permit any Hazardous Material to be brought upon, kept or used in or about the Premises by Tenant, its agents, employees, contractors or invitees without the prior written consent of Landlord. If Tenant breaches the obligations stated in the preceding sentence, or if contamination of the Premises by Hazardous Material otherwise occurs, Tenant shall indemnify, protect, defend and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (including, without limitation, diminution in value of the Premises, damages for the loss or restriction on use of rentable Premises or usable space or of any amenity of the Premises, damages arising from any adverse impact on marketing of Premises space, and sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) which arise during or after the Term as a result of such contamination. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any clean-up, remedial, removal or restoration work required by any federal, state or local government agency or political subdivision because of Hazardous Material present in the sole, surface water or groundwater on, near or under the Premises.

           As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material or waste, including, but not limited to, those substances, materials, and wastes listed in the United States Department of Transportation Hazardous materials Table (49 CFR 172.101) or by the Environmental Protection Agency as hazardous substances (40CFR part 302) and amendments thereto, or such substances, materials and wastes that are or become regulated under any applicable local, state or federal law.

           Landlord and its agents shall have the right, but not the duty, to inspect the Premises at any time to determine whether Tenant is complying with the terms of this Lease.

       26. Construction.

           The mention of the parties hereto by name or otherwise shall be construed as including and referring to their respective successors and assigns as well as to the parties themselves whenever such construction is required or admitted by the provisions hereof; and all covenants, agreements, conditions, rights, powers and privileges hereinbefore contained shall inure to the benefit of and be binding upon the successors and assigns of such parties, unless otherwise provided.

       27. Permits.

           Tenant, at its cost, shall obtain any necessary permits for the Premises from the City of Providence.

       28. Parking Facility Operation and Maintenance Agreement.

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           This lease is made subject to the terms and conditions set forth in the Parking Facility Operation and Maintenance Agreement, which agreement is attached hereto as Exhibit B.

       29. Notices.

           Whenever notice shall be given under this Lease, the same shall be in writing and shall be sent by certified or registered mail, return receipt requested as follows:

                To the Landlord:    100 Dexter Road
                                    East Providence, Rhode Island  02914


                To the Tenant:      c/o Charles Meyers
                                    56 Pine Street
                                    Providence, Rhode Island  02903

                To the Tenant's     Charles Koutsogiane
                  Attorney:         One Grove Avenue
                                    East Providence, Rhode Island  02914

or to such other address or addresses as each party may from time to time designate by like notice to the other. Said notice shall be valid and times begin to run hereunder upon receipt of the party to which said notice is given.

           IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed in duplicate as of the day and year first above written.

CAPITAL PROPERTIES, INC.                         METROPARK, LTD.


By /s/ Ronald P. Chrzanowski                     By /s/ Charles Meyers
   ---------------------------------                ---------------------------
    Ronald P. Chrzanowski                           Charles Meyers, President
    President

STATE OF RHODE ISLAND
COUNTY OF PROVIDENCE

         In Providence, in said County on the 2nd day of October, 2000, before me personally appeared RONALD P. CHRZANOWSKI, President of CAPITAL PROPERTIES, INC., to me known and known by me to be the person executing the foregoing instrument on behalf of said corporation, and he acknowledged said instrument by him executed to be his free act and deed and the free act and deed of said corporation.

                                                 /s/ Gloria P. Hopkins
                                                 ------------------------------
                                                 Notary Public


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STATE OF RHODE ISLAND
COUNTY OF PROVIDENCE

         In Providence, in said County on the 10th day of October, 2000, before me personally appeared CHARLES MEYERS, President of METROPARK, LTD., to me known and known by me to be the person executing the foregoing instrument on behalf of said corporation, and he acknowledged said instrument by him executed to be his free act and deed and the free act and deed of said corporation.

                                              /s/ Carolyn M.Bouchard
                                              ---------------------------------
                                              Notary Public


                                    GUARANTEE

In consideration of the execution of the foregoing lease by the Landlord, the undersigned (jointly and severally, if more than one) guarantees that the Tenant will pay all rent thereunder and will perform all other terms, conditions or agreements on its part to be performed or fulfilled, and agrees that the foregoing lease may be amended from time to time by the parties thereto without notice to the undersigned. The undersigned consents that extensions of time of payment or any other indulgences may be granted to the Tenant without notice to and without releasing or affecting in any way the liability of the undersigned and the undersigned waives demand and notice of default. This guarantee is in addition to any other security which the Landlord may have for the performance of the Tenant's obligations and the Landlord may have the recourse to this guarantee without first pursuing the Landlord's remedies against such other security, if any. The Landlord may release, in whole or in part, any other security without releasing or affecting in any way the liability of the undersigned. In addition, the undersigned will pay to the Landlord all costs and expenses (including attorneys' fees) incurred in connection with the enforcement of this guarantee.

Executed this 10th day of October, 2000.


                                              /s/ Charles Meyers
                                              --------------------------------
                                              Charles Meyers


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